UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2007

ACE Securities Corp. (as depositor under a Pooling and Servicing Agreement, dated as of May 1, 2007, providing for, inter alia, the issuance of ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP2 Asset Backed Pass-Through Certificates)

ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP2
(Exact name of issuer as specified in its charter)

ACE Securities Corp.
(Exact name of depositor as specified in its charter)

DB Structured Products, Inc.
(Exact name of sponsor as specified in its charter)

Delaware	333-141008-03	56-2088493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6525 Morrison Blvd., Suite 318 Charlotte, North Carolina		28211
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (704) 365-0569

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Materially Definitive Agreement
Amendment to Pooling and Servicing Agreement

On May 30, 2007, a series of certificates, entitled ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP2 Asset-Backed Pass-Through Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of May 1, 2007 (the “Agreement”), among ACE Securities Corp. as depositor (the “Depositor”), Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), Ocwen Loan Servicing, LLC as servicer (the “Servicer”) and HSBC Bank USA, National Association as trustee (the “Trustee”), which Agreement was the subject of, and exhibit to a Form 8-K filed with the United States Securities & Exchange Commission on June 25, 2007. The Depositor, the Master Servicer, the Securities Administrator, the Servicer and the Trustee entered into Amendment No. 1 to the Agreement (the “Amendment”), dated as of August 17, 2007, attached hereto as Exhibit 4.1. The Amendment amends the Agreement to allow the sponsor to hire a special servicer to be appointed for certain delinquent loans subject to certain conditions specified in the Agreement.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
4.1
Amendment No. 1, dated as of August 17, 2007, to the Pooling and Servicing Agreement, dated as of May 1, 2006, by and among ACE Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Ocwen Loan Servicing, LLC, as Servicer and HSBC Bank USA, National Association, as Trustee relating to the Series 2007-ASAP2 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 20, 2007

ACE SECURITIES CORP.

By: /s/ Evelyn Echevarria
Name: Evelyn Echevarria
Title: Vice President

By: /s/ Doris Hearn
Name: Doris Hearn
Title: Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Amendment No. 1, dated as of August 17, 2007, to the Pooling and Servicing Agreement, dated as of May 1, 2006, by and among ACE Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Ocwen Loan Servicing, LLC, as Servicer and HSBC Bank USA, National Association, as Trustee relating to the Series 2007-ASAP2 Certificates.	7